Cash and cash equivalents	12 Months Ended
Dec. 31, 2019
Cash and cash equivalents
Cash and cash equivalents

15.Cash and cash equivalents

As of December 31, 2019 and 2018, cash and cash equivalents consisted of the following:

	As of	As of
	December 31,	December 31,
	2018	2019
Correspondent accounts with Central Bank of Russia (CBR)	5,587	3,261
Сash with banks and on hand	13,119	7,317
Short-term CBR deposits	21,000	30,500
Other short-term bank deposits	1,267	1,025
Less: Allowance for ECL	(7)	(2)
Total cash and cash equivalents	40,966	42,101

The Group held cash and cash equivalents in different currencies mainly in Russian rubles and U.S. dollars.

The amounts in the table show the maximum exposure to credit risk regarding cash and cash equivalents. The Group has no internal grading system of cash and cash equivalents for credit risk rating grades analysis.

Since 2017 the Company has a bank guarantee and secured it by a cash deposit of U.S.$ 2.5 mln until July 31, 2020.